UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      September 8, 2006 (September 2, 2006)

                               PRACTICEXPERT, INC.
               (Exact name of Registrant as specified in charter)


            Nevada                   0-30583              87-0622329
 (State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)            File Number)      Identification Number)

                       23975 Park Sorrento Drive, No. 110
                           Calabasas, California 91302
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 591-0081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On September 2, 2006, PracticeXpert, Inc. (the "Registrant") announced the resignation of its Interim Chief Financial Officer, Anthony R. Biele, effective September 30, 2006. The Registrant is currently seeking a permanent Chief Financial Officer. If necessary, Mr. Biele will continue serving as Interim Chief Financial Officer of the Registrant for an unspecified, limited period following September 30, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2006                              PRACTICEXPERT, INC.


                                                     By: /s/ Michael Manahan
                                                         -----------------------
                                                         Michael Manahan,
                                                         Chief Executive Officer